ALLIANCE
                              --------------------
                                VARIABLE PRODUCTS
                              --------------------
                                   SERIES FUND
                              --------------------
                              HIGH YIELD PORTFOLIO
                              --------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance High Yield Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high yielding fixed income securities. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk, fixed income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

INVESTMENT RESULTS
Periods Ended December 31, 2002

                           Total Returns
                                         Since
                    1 Year    5 Years Inception*
                  ---------  --------  ---------
Alliance
High Yield
Portfolio           -3.03%    -2.32%     -1.63%

Credit Suisse
First Boston
High Yield Index     3.10%     1.44%      1.71%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 10/27/97.

      The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index is a trader-priced portfolio constructed to mirror the high yield debt market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance High Yield Portfolio.

For the 12-month period ended December 31, 2002, the Portfolio returned -3.03%, as compared to the Credit Suisse First Boston High Yield (CSFBHY) Index, which returned 3.10%. Although the Portfolio's performance lagged that of the index in the first half of the year, improved economic and market conditions in the second half allowed us to recapture some of the underperformance.

In the first half of the period, the Portfolio's holdings of two specific issuers, Adelphia Communications and WorldCom, Inc., were the primary causes of underperformance. Adelphia Communication's disclosure of off-balance sheet leverage, accounting irregularities and unreliable subscriber counts, which ultimately resulted in its filing Chapter 11 in June 2002, placed a very critical spotlight on the cable sector. In addition, WorldCom's sell-off on June 26 triggered one of the worst one-day losses in the history of the high yield market. WorldCom's revelation of accounting irregularities dealt a significant blow to the financial markets with WorldCom bond prices falling 25 to 60 points, depending on the issue.

The Portfolio's overweight position in the cable and telecommunications sector also detracted from performance. The wireless telecommunications sector, which had suffered post September 11, 2001 as a result of reduced subscriber additions and greater scrutiny of their leveraged balance sheets, continued to experience heavy selling pressure and precipitously lower bond prices for most of the reporting period. Exacerbating this decline was the unexpected downgrading of the entire wireless telecommunications sector by Moody's, due to concerns over the material slowdown in subscriber additions, mature market conditions and the perceived difficulty for the market to support six national carriers competing on price.

The Portfolio's overweight position in single B-rated securities also negatively impacted performance. Concerns regarding corporate governance had a negative effect on the market with investors becoming more risk adverse. In this more cautious environment, higher rated, double B securities outperformed lower rated single B securities. As the Portfolio was overweight in single B securities, this was a drag on the full year performance. It is worth noting that the market psychology changed in the fourth quarter, with both the Portfolio and index generating a 5.92% positive return for the three-month period ended December 31, 2002.

As we mentioned earlier, during the second half of the year the Portfolio regained some of the underperformance, returning 4.94%, as compared to 2.94% for the

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

CSFBHY Index for the six-month period ended December 31, 2002. Improved economic and market conditions, as well as stronger investor confidence in the second half of the year, resulted in positive returns for the cable and telecommunications sectors--the worst performers in the first half of the year. Nextel, a telecommunications provider, proved to be one of the Portfolio's top performers. This company's bonds rallied strongly after the company increased guidance for the second half of the year. The Portfolio also benefited from its allocation to the cable sector. Its holdings in Cablevision contributed positively to performance, as this company was viewed as a stable and cash flow producing company.

At year-end, the Portfolio was overweight in the cable, wireless communications and services sectors and underweight in utilities and retailers. We increased the Portfolio's diversification, holding 233 securities at the end of the reporting period.

MARKET REVIEW

Performance of the high yield market has been plagued by concerns regarding accounting irregularities, negative earnings surprises and declining equity valuations. Downgrade pressure from the rating agencies continues, and an unprecedented number of "fallen angels"--securities downgraded from investment grade to speculative status--have contributed to the volatility in the marketplace. Particularly hard hit were the media cable and telecommunications sectors, while more defensive sectors fared better.

As measured by the CSFBHY Index, the best performing industries for the annual reporting period included consumer durables at 16.04%, broadcasting at 15.65% and gaming/leisure at 14.40%. The cable/wireless, fixed telecommunications and utility industries were the worst performers, returning -21.80%, -15.32% and -15.00%, respectively. For 2002, the new issue market totaled $65.7 billion, with 261 new issues coming to market. Inflows to high yield mutual funds totaled $10.1 billion. Higher rated issuers outperformed in 2002 with double B-rated securities returning 5.97%, and single B- and triple C-rated securities returning 4.97% and -6.53%, respectively. The default rate peaked in early 2002, but it has fallen precipitously throughout the year. Historically, high default rates have been followed by periods of strong performance as investors have returned to the market.

OUTLOOK

Economic signals were mixed at the end of 2002. Auto sales were very strong in December. However, retail sales for the important holiday season were weaker than anticipated. New orders, as measured by the National Association of Purchasing Managers (NAPM) rose in December, another positive indicator. The stock market rallied in the fourth quarter of 2002, anticipating a more robust economy in 2003. Defaults have declined in each of the last six months as measured by Moody's. We anticipate a continuation of this trend in 2003. In addition, we expect high yield spreads to tighten with some of the contraction due to a rising Treasury yield curve. We believe this contraction, along with the coupon yield, should produce solid positive results for high yield in 2003.

We remain optimistic for 2003, estimating real gross domestic product to grow at 4%. The expectation is that a stimulus package of tax cuts and spending will be proposed and passed by Congress early this year. Incoming data indicate that the U.S. economy is growing at about 2.5% annualized in the fourth quarter, better than many analysts and policymakers predicted. Progress toward resolving geopolitical tension may create volatility early on, however, we expect economic and financial performance to improve by mid-year.

We remain focused on the fundamentals of individual issuers because one of the primary risks in this lower growth environment is that it places an additional strain on highly leveraged companies. Since economic growth varies greatly from one industry to another, fundamental credit research is critical in identifying the winners and the losers. With interest rates near all time lows and the economy slowly improving, we believe all high yield is likely to outperform over the next 12 to 18 months.

We appreciate your investment in Alliance High Yield Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Michael A. Snyder

Michael A. Snyder
Vice President and Portfolio Manager

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
10/31/97*-12/31/02

[The following table was depicted as a mountain chart in the printed material.]

Credit Suisse First Boston High Yield Index:    $12,089
Alliance High Yield Portfolio:                  $9,185

                      Alliance High             Credit Suisse First
                     Yield Portfolio          Boston High Yield Index
--------------------------------------------------------------------------------
  10/31/97*              $10,000                     $10,000
  12/31/97               $10,330                     $11,263
  12/31/98                $9,949                     $11,328
  12/31/99                $9,692                     $11,700
  12/31/00                $9,193                     $11,090
  12/31/01                $9,472                     $11,726
  12/31/02                $9,185                     $12,089

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 10/31/97* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index is a trader-priced portfolio constructed to mirror the high yield debt market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance High Yield Portfolio.

--------------------------------------------------------------------------------

*     Since closest month-end after Portfolio's inception date of 10/27/97.

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
CORPORATE DEBT
OBLIGATIONS-88.1%
AEROSPACE/DEFENSE-0.9%
K & F Industries, Inc.
    9.625%, 12/15/10 (a)....................         $   80         $     81,800
Sequa Corp.
    9.00%, 8/01/09..........................             70               67,550
Transdigm, Inc.
    10.375%, 12/01/08 (a)...................            155              161,200
                                                                    ------------
                                                                         310,550
                                                                    ------------
AIR TRANSPORTATION-0.2%
Dunlop Standard Aero Holdings
    11.875%, 5/15/09........................             80               82,100
                                                                    ------------
AUTOMOTIVE-3.2%
ArvinMeritor, Inc.
    8.75%, 3/01/12..........................            100              105,714
AutoNation, Inc.
    9.00%, 8/01/08..........................             50               50,750
Cummins, Inc.
    9.50%, 12/01/10 (a).....................            165              176,550
Dana Corp.
    10.125%, 3/15/10........................            250              254,375
Dura Operating Corp.
    9.00%, 5/01/09..........................            275              251,625
Lear Corp.
    8.11%, 5/15/09..........................             80               85,000
Stoneridge, Inc.
    11.50%, 5/01/12.........................             75               72,000
United Auto Group, Inc.
    9.625%, 3/15/12 (a).....................            120              117,000
                                                                    ------------
                                                                       1,113,014
                                                                    ------------
BANKING-1.0%
Cho Hung Bank Co., Ltd.
    11.875%, 4/01/10 (a)....................            240              276,551
Hanvit Bank
    12.75%, 3/01/10 (a).....................             70               81,988
                                                                    ------------
                                                                         358,539
                                                                    ------------
BROADCASTING/MEDIA-5.4%
Allbritton Communications Co.
    7.75%, 12/15/12 (a).....................            195              196,219
    8.875%, 2/01/08.........................            170              176,587
    9.75%, 11/30/07.........................             32               33,280
American Media
    Operations, Inc.
    10.25%, 5/01/09......................            165              171,600
Corus Entertainment, Inc.
    8.75%, 3/01/12 (a)......................            120              127,650
Emmis Communications Corp.
    12.50%, 3/15/06 (b).....................            100               80,750
Hollinger International
    Publishing, Inc.
    9.00%, 12/15/10 (a).....................            105              106,444
Mediacom Broadband LLC
    11.00%, 7/15/13.........................            260              265,200
Paxson Communications Corp.
    10.75%, 7/15/08.........................            255              252,769
Radio One, Inc.
    8.875%, 7/01/11.........................             50               53,750
Sinclair Broadcast Group, Inc.
    8.00%, 3/15/12 (a)......................             65               68,088
    8.00%, 3/15/12 (a)......................             85               89,037
    8.75%, 12/15/11 (a).....................             75               81,094
Time Warner Telecom, Inc.
    10.125%, 2/01/11........................            185              100,825
Young Broadcasting, Inc.
    8.50%, 12/15/08.........................             75               77,812
                                                                    ------------
                                                                       1,881,105
                                                                    ------------
BUILDING/
    REAL ESTATE-3.5%
Associated Materials, Inc.
    9.75%, 4/15/12..........................             65               68,900
Beazer Homes USA, Inc.
    8.375%, 4/15/12.........................            155              160,425
D.R. Horton, Inc.
    8.00%, 2/01/09..........................             40               40,200
    10.50%, 4/01/05.........................             40               42,400
Lennar Corp.
    9.95%, 5/01/10..........................             45               49,275
LNR Property Corp.
    10.50%, 1/15/09.........................            315              319,725
M.D.C Holdings, Inc.
    7.00%, 12/01/12.........................             90               87,300
Meritage Corp.
    9.75%, 6/01/11..........................            155              162,750
Schuler Homes, Inc.
    10.50%, 7/15/11.........................            165              169,950
The Ryland Group, Inc.
    9.75%, 9/01/10..........................             40               44,000
Werner Holding Co., Inc.
    10.00%, 11/15/07........................            100              101,000
                                                                    ------------
                                                                       1,245,925
                                                                    ------------
CABLE-4.6%
Charter Communications
    Holdings LLC
    10.00%, 5/15/11.........................            150               67,500
    10.75%, 10/01/09........................             45               20,587
    11.75%, 5/15/06 (b).....................            835              212,925
Coaxial, Communications Inc.
    10.00%, 8/15/06.........................             90               79,200
CSC Holdings, Inc.
    7.625%, 7/15/18.........................            305              271,831
EchoStar DBS Corp.
    9.25%, 2/01/06..........................            300              315,000
    9.375%, 2/01/09.........................            190              201,875
Innova S. de R.L.
    12.875%, 4/01/07........................            205              177,223
Insight Midwest LP
    9.75%, 10/01/09 (a).....................            180              171,900
PanAmSat Corp.
    8.75%, 2/01/12 (a)......................            100               96,000
                                                                    ------------
                                                                       1,614,041
                                                                    ------------

                                          Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
CHEMICALS-4.4%
Avecia Group Plc
    11.00%, 7/01/09.........................         $  330        $     259,050
Equistar Chemicals LP
    10.125%, 9/01/08........................            155              141,825
Ferro Corp.
    9.125%, 1/01/09.........................            115              121,526
FMC Corp.
    10.25%, 11/01/09 (a)....................            160              173,600
Georgia Gulf Corp.
    10.375%, 11/01/07.......................            215              228,975
Huntsman ICI Chemicals LLC
    10.125%, 7/01/09........................            365              304,775
Lyondell Chemical Co.
    9.625%, 5/01/07.........................            115              110,975
    10.875%, 5/01/09........................            230              197,800
                                                                    ------------
                                                                       1,538,526
                                                                    ------------
COMMUNICATIONS -
    FIXED-1.4%
Qwest Corp.
    8.875%, 3/15/12 (a).....................            210              204,750
Qwest Services Corp.
    13.50%, 12/15/10 (a)....................            288              300,960
                                                                    ------------
                                                                         505,710
                                                                    ------------
COMMUNICATIONS -
    MOBILE-5.3%
Dobson/Sygnet
    Communications
    12.25%, 12/15/08........................            270              207,900
Iridium Capital Corp. LLC
    14.00%, 7/15/05 (c).....................            550               35,750
Microcell
    Telecommunications, Inc.
    14.00%, 6/01/06 (c).....................            260                9,100
Nextel Communications, Inc.
    9.375%, 11/15/09........................            100               91,000
    9.95%, 2/15/08..........................            280              257,600
    10.65%, 9/15/07 (b).....................            225              216,000
Nextel Partners, Inc.
    11.00%, 3/15/10.........................             85               72,675
    12.50%, 11/15/09 (a)....................            105               95,025
    14.00%, 2/01/04 (b).....................             65               49,075
PTC International
    Finance II, SA
    11.25%, 12/01/09........................            200              213,000
Rural Cellular Corp.
    9.75%, 1/15/10 (a)......................            230              139,150
TeleCorp PCS, Inc.
    10.625%, 7/15/10........................             83               89,640
Tritel PCS, Inc.
    10.375%, 1/15/11........................             94              101,050
Triton PCS, Inc.
    8.75%, 11/15/11.........................             65               52,975
    11.00%, 5/01/08.........................            265              221,937
                                                                    ------------
                                                                       1,851,877
                                                                    ------------
CONSUMER
    MANUFACTURING-3.0%
Applica, Inc.
    10.00%, 7/31/08.........................             90               90,000
Collins & Aikman Floor Cover
    9.75%, 2/15/10..........................            110              110,550
    10.75%, 12/31/11........................            225              215,438
Pennzoil-Quaker State Co.
    10.00%, 11/01/08 (a)....................             75               93,000
Playtex Products, Inc.
    9.375%, 6/01/11.........................            105              116,550
Remington Products Co. LLC
    11.00%, 5/15/06.........................            100               82,625
Salton, Inc.
    12.25%, 4/15/08.........................             85               84,256
St. John Knits International, Inc.
    12.50%, 7/01/09.........................             90               93,150
Tyco International, Ltd.
               6.75%, 2/15/11...............            185              175,144
                                                                    ------------
                                                                       1,060,713
                                                                    ------------
ENERGY-2.4%
Chesapeake Energy Corp.
    7.75%, 1/15/15 (a)......................             30               29,850
    9.00%, 8/15/12..........................             80               85,200
Grant Prideco, Inc.
    9.00%, 12/15/09 (a).....................             65               67,925
Grey Wolf, Inc.
    8.875%, 7/01/07.........................             60               61,500
Parker & Parsley Petroleum Co.
    8.875%, 4/15/05.........................            150              160,991
Petrobras International
    Finance Co.
    9.125%, 2/01/07 (a).....................             15               14,138
Pride International, Inc.
    9.375%, 5/01/07.........................            160              168,000
Range Resources Corp.
    8.75%, 1/15/07 (a)......................            100              101,250
Westport Resources, Corp.
    8.25%, 11/01/11 (a).....................             55               58,025
XTO Energy, Inc.
    7.50%, 4/15/12..........................             90               96,075
                                                                    ------------
                                                                         842,954
                                                                    ------------
ENTERTAINMENT &
    LEISURE-2.0%
Regal Cinemas, Inc.
    9.375%, 2/01/12.........................             65               69,550
Royal Caribbean Cruises, Ltd.
    8.75%, 2/02/11..........................            185              172,975
Six Flags, Inc.
    9.50%, 2/01/09..........................            255              247,350
    9.75%, 6/15/07..........................            230              224,250
                                                                    ------------
                                                                         714,125
                                                                    ------------

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
FINANCIAL-2.5%
Fairfax Financial Holdings, Ltd.
    7.375%, 4/15/18.........................         $   55         $     33,332
    7.75%, 7/15/37..........................             50               28,772
    8.25%, 10/01/15.........................             30               20,340
Finova Group, Inc.
    7.50%, 11/15/09.........................            225               78,750
iStar Financial, Inc.
    8.75%, 8/15/08..........................            130              138,503
Markel Capital Trust I
    8.71%, 1/01/46..........................            210              162,130
PXRE Capital Trust I
    8.85%, 2/01/27..........................            205              160,925
Western Financial Bank
    9.625%, 5/15/12.........................            170              165,750
Williams Scotsman, Inc.
    9.875%, 6/01/07.........................            110              102,300
                                                                    ------------
                                                                         890,802
                                                                    ------------
FOOD/BEVERAGE-1.9%
B & G Foods, Inc.
    9.625%, 8/01/07.........................             75               77,531
Dean Foods Co.
    8.15%, 8/01/07..........................             80               84,297
Del Monte Foods Co.
    8.625%, 12/15/12 (a)....................            100              102,500
    9.25%, 5/15/11..........................            110              115,087
DIMON, Inc.
    9.625%, 10/15/11........................             75               79,688
Dole Food Co.
    7.25%, 5/01/09..........................            110              106,664
Swift & Co.
    10.125%, 10/01/09 (a)...................            115              109,250
                                                                    ------------
                                                                         675,017
                                                                    ------------
GAMING-7.5%
Ameristar Casinos, Inc.
    10.75%, 2/15/09.........................             85               93,500
Argosy Gaming Co.
    9.00%, 9/01/11..........................            250              265,937
Boyd Gaming Corp.
    7.75%, 12/15/12 (a).....................            210              206,588
Harrahs Operating Co., Inc.
    7.875%, 12/15/05........................            230              244,375
Horseshoe Gaming Holding
    Corp.
    8.625%, 5/15/09.........................             80               85,400
Las Vegas Sands, Inc.
    11.00%, 6/15/10 (a).....................             85               89,250
Mandalay Resort Group
    10.25%, 8/01/07.........................            225              248,063
MGM Mirage, Inc.
    8.375%, 2/01/11.........................            315              340,987
Mohegan Tribal Gaming
    Authority
    8.375%, 7/01/11 (a).....................            265              279,906
    8.75%, 1/01/09..........................             60               63,300
Park Place Entertainment Corp.
    7.875%, 3/15/10.........................             90               92,025
    9.375%, 2/15/07.........................            195              208,650
Station Casinos, Inc.
    8.375%, 2/15/08.........................            155              165,463
Sun International Hotels, Ltd.
    8.875%, 8/15/11 (a).....................            160              164,000
Turning Stone Casino Resort
    Enterprises
    9.125%, 12/15/10 (a)....................             80               82,200
                                                                    ------------
                                                                       2,629,644
                                                                    ------------
HEALTHCARE-5.9%
Advanced Medical Optics, Inc.
    9.25%, 7/15/10 (a)......................            110              113,850
Alliance Imaging, Inc.
    10.375%, 4/15/11........................             75               73,500
AmerisourceBergen, Corp.
    8.125%, 9/01/08.........................             75               80,250
Concentra Operating Corp.
    13.00%, 8/15/09.........................            221              224,315
Extendicare Health
    Services, Inc.
    9.50%, 7/01/10 (a)......................            160              156,000
Hanger Orthopedic Group, Inc.
    10.375%, 2/15/09........................            145              150,800
HCA-The Healthcare Co.
    7.875%, 2/01/11.........................            225              247,060
Iasis Healthcare Corp.
    13.00%, 10/15/09........................            205              219,350
Omnicare Inc.
    8.125%, 3/15/11.........................             95              102,125
PacifiCare Health Systems, Inc.
    10.75%, 6/01/09.........................            200              215,000
Triad Hospitals, Inc.
    8.75%, 5/01/09..........................            100              107,625
    11.00%, 5/15/09.........................            125              138,750
Vanguard Health Systems, Inc.
    9.75%, 8/01/11..........................            160              153,600
Ventas Realty LP
    9.00%, 5/01/12..........................             80               84,000
                                                                    ------------
                                                                       2,066,225
                                                                    ------------
HOME FURNISHINGS-0.4%
Sealy Mattress Co.
    9.875%, 12/15/07........................            160              154,400
                                                                    ------------
HOTEL/LODGING-5.0%
Extended Stay America, Inc.
    9.875%, 6/15/11.........................            330              336,600
Felcor Lodging LP
    8.50%, 6/01/11..........................             35               34,650
    9.50%, 9/15/08..........................            125              128,125
Host Marriott LP
    9.25%, 10/01/07.........................            290              294,350
    9.50%, 1/15/07..........................            135              137,700
Intrawest Corp.
    10.50%, 2/01/10.........................            240              253,200

                                          Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
MeriStar Hospitality Corp.
    9.125%, 1/15/11.........................         $  145         $    126,875
    10.50%, 6/15/09.........................             80               73,400
Starwood Hotels & Resorts
    Worldwide, Inc.
    7.875%, 5/01/12 (a).....................            250              248,750
Vail Resorts, Inc.
    8.75%, 5/15/09..........................            105              108,150
                                                                    ------------
                                                                       1,741,800
                                                                    ------------
INDUSTRIAL-5.4%
Airgas, Inc.
    9.125%, 10/01/11........................            115              124,775
Amtrol, Inc.
    10.625%, 12/31/06.......................            145               71,050
Applied Extrusion
    Technologies, Inc.
    10.75%, 7/01/11.........................            180               86,400
Flowserve Corp.
    12.25%, 8/15/10.........................            150              164,250
H&E Equipment Services, Inc.
    11.125%, 6/15/12 (a)....................            110               83,050
LIN Holdings Co.
    10.00%, 3/01/03 (b).....................            310              318,137
NMHG Holdings Co.
    10.00%, 5/15/09.........................            105              105,525
Resolution Performance
    Products LLC
    13.50%, 11/15/10........................            230              243,800
Rexnord Corp.
    10.125%, 12/15/12 (a)...................             85               87,550
Russell-Stanley
    Holdings, Inc. .........................             10                    0
    9.00%, 11/30/08 (a)(d)..................             73               54,843
Service Corp. International
    6.00%, 12/15/05.........................             40               37,800
    6.50%, 3/15/08..........................             55               49,500
SPX Corp.
    7.50%, 1/01/13..........................            180              183,375
Terex Corp.
    10.375%, 4/01/11........................            145              137,025
TriMas Corp.
    9.875%, 6/15/12 (a).....................             95               94,525
    9.875%, 6/15/12 (a).....................             45               44,775
                                                                    ------------
                                                                       1,886,380
                                                                    ------------
MINING & METALS-2.1%
Earle M. Jorgensen Co.
    9.75%, 6/01/12..........................            115              117,588
Peabody Energy Corp.
    9.625%, 5/15/08.........................            245              260,006
Steel Dynamics Inc.
    9.50%, 3/15/09..........................            100              105,250
United States Steel Corp.
    10.75%, 8/01/08.........................            255              252,450
                                                                    ------------
                                                                         735,294
                                                                    ------------
PAPER/PACKAGING-6.7%
Abitibi-Consolidated, Inc.
    8.55%, 8/01/10..........................            170              188,998
Ball Corp.
    6.875%, 12/15/12 (a)....................             85               85,850
Berry Plastics Corp.
    10.75%, 7/15/12.........................            160              171,200
Bowater, Inc.
    7.95%, 11/15/11.........................             85               89,988
Caraustar Industries, Inc.
    9.875%, 4/01/11.........................             80               82,800
Doman Industries, Ltd.
    12.00%, 7/01/04.........................             65               60,206
Graphic Packaging
    International Corp.
    8.625%, 2/15/12.........................             80               84,600
MDP Acquisitions Plc
    9.625%, 10/01/12 (a)....................            165              172,425
Owens-Brockway Glass
    Container
    8.875%, 2/15/09.........................            175              181,125
Owens-Illinois, Inc.
    7.80%, 5/15/18..........................             85               72,675
    7.85%, 5/15/04..........................            175              173,687
Plastipak Holdings, Inc.
    10.75%, 9/01/11 (a).....................            240              253,500
Pliant Corp. warrants,
    expiring 6/01/10 (a)(e).................              0                   56
    13.00%, 6/01/10.........................            105               96,863
    13.00%, 6/01/10.........................             20               18,400
Riverwood International Corp.
    10.625%, 8/01/07........................            245              254,800
Smurfit-Stone Container Corp.
    8.25%, 10/01/12 (a).....................             40               41,000
Stone Container Corp.
    9.25%, 2/01/08..........................             70               74,375
    9.75%, 2/01/11..........................            155              166,625
Tembec Industries, Inc.
    8.625%, 6/30/09.........................             85               86,063
                                                                    ------------
                                                                       2,355,236
                                                                    ------------
PETROLEUM
    PRODUCTS-0.4%
Frontier Oil Corp.
    11.75%, 11/15/09........................            150              155,250
                                                                    ------------
PUBLIC UTILITIES -
    ELECTRIC & GAS-0.3%
TECO Energy, Inc.
    10.50%, 12/01/07 (a)....................             95               93,205
                                                                    ------------

HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
PUBLISHING-0.9%
Dex Media East LLC
    9.875%, 11/15/09 (a)....................         $   50         $     53,750
    12.125%, 11/15/12 (a)...................             75               83,437
R.H. Donnelley Corp.
    8.875%, 12/15/10 (a)....................             55               59,125
    10.875%, 12/15/12 (a)...................            110              120,450
                                                                    ------------
                                                                         316,762
                                                                    ------------
RETAIL-2.2%
Advance Stores Co., Inc.
    10.25%, 4/15/08.........................            205              218,325
Jostens, Inc. warrants,
    expiring 5/01/10 (a)(d).................              0                6,800
    12.75%, 5/01/10 ........................            280              319,200
Pathmark Stores, Inc.
    8.75%, 2/01/12..........................              5                4,625
Rite Aid Corp.
    11.25%, 7/01/08.........................            255              237,150
                                                                    ------------
                                                                         786,100
                                                                    ------------
SERVICES-6.0%
Alderwoods Group, Inc.
    11.00%, 1/02/07.........................             75               75,777
    12.25%, 1/02/09.........................            100               91,500
Allied Waste North
    America, Inc.
    8.50%, 12/01/08.........................            225              227,250
    8.875%, 4/01/08.........................            180              183,600
    10.00%, 8/01/09.........................            330              329,175
Avis Rent a Car, Inc.
    11.00%, 5/01/09.........................            275              302,500
Coinmach Corp.
    9.00%, 2/01/10..........................            105              110,644
Corrections Corp. of America
    9.875%, 5/01/09 (a).....................            125              133,125
Iron Mountain, Inc.
    8.625%, 4/01/13.........................            150              157,500
National Waterworks, Inc.
    10.50%, 12/01/12 (a)....................             95               99,631
Service Corp.
    7.70%, 4/15/09 (a)......................            290              272,600
Stewart Enterprises, Inc.
    10.75%, 7/01/08.........................            120              133,200
                                                                    ------------
                                                                       2,116,502
                                                                    ------------
SUPERMARKET/DRUG-0.8%
Roundy's, Inc.
    8.875%, 6/15/12.........................            115              113,275
Stater Bros. Holdings, Inc.
    10.75%, 8/15/06.........................            150              153,000
                                                                    ------------
                                                                         266,275
                                                                    ------------

TECHNOLOGY-1.7%
Fairchild Semiconductor Corp.
    10.50%, 2/01/09.........................         $  225         $    244,125
Filtronic Plc
    10.00%, 12/01/05........................            245              224,175
Flextronics International, Ltd.
    9.875%, 7/01/10.........................             30               32,475
ON Semiconductor Corp.
    12.00%, 5/15/08 (a).....................            130               96,200
                                                                    ------------
                                                                         596,975
                                                                    ------------
CONTAINERS-1.1%
BWAY Corp.
    10.00%, 10/15/10 (a)....................             85               88,613
Greif Bros. Corp.
    8.875%, 8/01/12 (a).....................            105              111,825
Silgan Holdings, Inc.
    9.00%, 6/01/09..........................            165              172,837
                                                                    ------------
                                                                         373,275
                                                                    ------------
Total Corporate Debt
    Obligations
    (cost $31,979,436)......................                          30,958,321
                                                                    ------------
PREFERRED STOCKS-3.7%
CABLE-1.7%
CSC Holdings, Inc.
    11.125%, 4/01/08........................          4,850              452,263
    11.75%, 10/01/07........................          1,500              142,875
                                                                    ------------
                                                                         595,138
                                                                    ------------
CHEMICALS-0.1%
Avecia Group Plc 16.00%,
    7/01/10.................................          1,728               22,464
                                                                    ------------
COMMUNICATIONS -
    FIXED-0.1%
Broadwing
    Communications, Inc.
    12.50%, 8/15/09.........................          2,800               25,550
                                                                    ------------
COMMUNICATIONS -
    MOBILE-0.7%
Nextel Communications, Inc.
    11.125%, 2/15/03 (d)....................            303              265,125
                                                                    ------------
BROADCAST/MEDIA-1.1%
Sinclair Broadcast Group, Inc.
    11.625%.................................            250               26,563
Sovereign Real Estate
    Investor Trust
    12.00%, 8/29/49 (a).....................            335              372,687
                                                                    ------------
                                                                         399,250
                                                                    ------------
Total Preferred Stocks
    (cost $1,343,906).......................                           1,307,527
                                                                    ------------

                                          Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
OBLIGATIONS-1.9%
Republic of Brazil
    8.00%, 4/15/14..........................          $ 166         $    109,303
Republic of Bulgaria
    8.25%, 1/15/15..........................             40               43,700
Republic of Colombia
    10.00%, 1/23/12.........................             85               86,275
Republic of Panama
    10.75%, 5/15/20.........................             30               33,525
Republic of Peru
    9.125%, 2/21/12.........................             60               59,025
Republic of Philippines
    10.625%, 3/16/25........................             45               46,463
Republic of Ukraine
    11.00%, 3/15/07.........................             29               30,411
Russian Federation
    5.00%, 3/30/30 (a) (b)..................            250              199,062
    5.00%, 3/31/30..........................             55               43,794
                                                                    ------------
    (cost $575,548).........................                             651,558
                                                                    ------------
SHORT-TERM
    INVESTMENT-4.2%
TIME DEPOSIT-4.2%
State Street Euro Dollar
    0.75%, 1/02/03
    (cost $1,468,000).......................         $1,468        $   1,468,000
                                                                    ------------
TOTAL
    INVESTMENTS-97.9%
    (cost $35,366,890)......................                          34,385,406
Other assets less
    liabilities(f)-2.1%.....................                             745,712
                                                                    ------------
NET ASSETS-100%.............................                        $ 35,131,118
                                                                    ============

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2002, the aggregate market value of these securities amounted to $7,369,572 or 21.0% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)   Security is in default and is non-income producing.

(d)   PIK (Paid-in-kind) preferred quarterly stock payments.

(e)   Non-income producing security.

(f) Includes cash collateral received of $158,000 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                             Current
                                              Yield        Shares        Value
                                            ---------    ----------   ----------
      UBS Private Money Market Fund, LLC      1.46%        158,000     $158,000



      See Notes to Financial Statements.

HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $35,366,890) ....   $ 34,385,406(a)
   Cash ......................................................         23,921
   Dividends and interest receivable .........................        811,745
   Collateral held for securities loaned .....................        158,000
   Receivable for capital stock sold .........................         14,744
                                                                 ------------
   Total assets ..............................................     35,393,816
                                                                 ------------
LIABILITIES
   Payable for collateral received on securities loaned ......        158,000
   Payable for capital stock redeemed ........................         47,098
   Advisory fee payable ......................................         22,208
   Accrued expenses ..........................................         35,392
                                                                 ------------
   Total liabilities .........................................        262,698
                                                                 ------------
NET ASSETS ...................................................   $ 35,131,118
COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................   $      5,141
   Additional paid-in capital ................................     50,609,948
   Undistributed net investment income .......................      2,576,630
   Accumulated net realized loss on investment transactions ..    (17,079,117)
   Net unrealized depreciation of investments ................       (981,484)
                                                                 ------------
                                                                 $ 35,131,118
                                                                 ============
Class A Shares
   Net assets ................................................   $ 34,764,775
                                                                 ============
   Shares of capital stock outstanding .......................      5,087,302
                                                                 ------------
   Net asset value per share .................................   $       6.83
                                                                 ============
Class B Shares
   Net assets ................................................   $    366,343
                                                                 ============
   Shares of capital stock outstanding .......................         53,531
                                                                 ============
   Net asset value per share .................................   $       6.84
                                                                 ============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $154,000 (see Note F).

      See Notes to Financial Statements.

HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ...........................................................   $ 2,865,374
   Dividends ..........................................................       109,379
                                                                          -----------
   Total investment income ............................................     2,974,753
                                                                          -----------
EXPENSES
   Advisory fee .......................................................       249,075
   Distribution fee -- Class B ........................................            48
   Custodian ..........................................................       106,131
   Administrative .....................................................        69,000
   Audit and legal ....................................................        28,104
   Printing ...........................................................         8,118
   Transfer agency ....................................................           947
   Directors' fees and expenses .......................................           900
   Miscellaneous ......................................................        20,857
                                                                          -----------
   Total expenses .....................................................       483,180
   Less: expenses waived and reimbursed (see Note B) ..................       (91,929)
                                                                          -----------
   Net expenses .......................................................       391,251
                                                                          -----------
   Net investment income ..............................................     2,583,502
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions .......................    (4,355,071)
   Net change in unrealized appreciation/depreciation of investments ..       739,335
                                                                          -----------
   Net loss on investment transactions ................................    (3,615,736)
                                                                          -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ............................   $(1,032,234)
                                                                          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                            Year Ended      Year Ended
                                                                           December 31,    December 31,
                                                                               2002            2001
                                                                           ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................................   $  2,583,502    $  2,168,710
   Net realized loss on investment transactions ........................     (4,355,071)     (2,876,948)
   Net change in unrealized appreciation/depreciation of investments ...        739,335       1,321,559
                                                                           ------------    ------------
   Net increase (decrease) in net assets from operations ...............     (1,032,234)        613,321
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A ...........................................................     (2,125,869)     (2,037,954)
     Class B ...........................................................             -0-             -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ........................................................      7,005,841      10,375,324
                                                                           ------------    ------------
   Total increase ...................................................      3,847,738       8,950,691
NET ASSETS
   Beginning of period .................................................     31,283,380      22,332,689
                                                                           ------------    ------------
   End of period (including undistributed net investment income of
     $2,576,630 and $2,123,305, respectively) ..........................   $ 35,131,118    $ 31,283,380
                                                                           ============    ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The High Yield Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P Duff &Phelps or Fitch or, if unrated of comparable quantity. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liqudating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio investments are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio, with multi-class shares outstanding, are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .75 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $22,929.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, the Adviser voluntarily waived such reimbursement in the amount of $69,000.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================
NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations .................................      $ 35,769,530
U.S. government and agencies ................................               -0-
Sales:
Stocks and debt obligations .................................      $ 23,377,339
U.S. government and agencies ................................               -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $35,441,583 Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ...............................      $  1,370,600
Gross unrealized depreciation ...............................        (2,426,777)
                                                                   ------------
Net unrealized depreciation .................................      $ (1,056,177)
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. The Portfolio had no transactions in options written for the year ended December 31, 2002.

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                 2002               2001
                                             ============       ============
Distributions paid from:
   Ordinary income .......................   $  2,125,869       $  2,037,954
                                             ------------       ------------
Total taxable distributions ..............      2,125,869          2,037,954
                                             ------------       ------------
Total distributions paid .................   $  2,125,869       $  2,037,954
                                             ============       ============

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ...........................       $  2,576,630
Accumulated capital and other losses ....................        (17,004,424)(a)
Unrealized appreciation/(depreciation) ..................         (1,056,177)(b)
                                                                ------------
Total accumulated earnings/(deficit) ....................       $(15,483,971)
                                                                ============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $16,871,043 of which $63,971 will expire in the year 2006, $3,933,459 will expire in the year 2007, $5,774,960 will expire in the year 2008, $2,890,265 will expire in the year 2009 and $4,208,388 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust High Income Portfolio, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses of $133,381.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio earns fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The lending agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $154,000 and received cash collateral of $158,000 which was invested in a money market fund as included in the footnotes in the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $482 which is included in interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                                     -----------------------------     -------------------------------
                                                                Shares                             Amount
                                                     -----------------------------     -------------------------------
                                                      Year Ended       Year Ended       Year Ended         Year Ended
                                                     December 31,     December 31,     December 31,       December 31,
                                                         2002             2001             2002               2001
                                                     ============     ============     ============       ============
Class A
Shares sold ....................................        1,640,577        1,898,761     $ 11,549,210       $ 14,804,355
Shares issued in connection with
   acquisition of Brinson Series Trust
   High Income Portfolio .......................               -0-          82,390               -0-           604,121
Shares issued in reinvestment of
   dividends ...................................          309,442          268,152        2,125,868          2,037,954
Shares redeemed ................................       (1,030,895)        (903,663)      (7,032,050)        (7,071,106)
                                                     ------------     ------------     ------------       ------------
Net increase ...................................          919,124        1,345,640     $  6,643,028       $ 10,375,324
                                                     ============     ============     ============       ============

                                                        Shares                             Amount
                                                  July 22, 2002(a) to               July 22, 2002(a) to
                                                      December 31,                      December 31,
                                                          2002                              2002
                                                  ===================               ===================
Class B
Shares sold ....................................          103,564                      $    704,198
Shares issued in reinvestment of
   dividends ...................................               -0-                               -0-
Shares redeemed ................................          (50,033)                         (341,385)
                                                     ------------                      ------------
Net increase ...................................           53,531                      $    362,813
                                                     ============                      ============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

--------------------------------------------------------------------------------

(a)   Commencement of distributions.

HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================
NOTE J: Acquisition of Brinson Series Trust

High Income Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities, of the Brinson Series Trust High Income Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust High Income Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 82,390 shares of the Portfolio for 79,463 shares of Brinson Series Trust High Income Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust High Income Portfolio immediately before the acquisition were $28,122,652 and $604,121 (including $2,248 net unrealized depreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $28,726,773.

HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            ------------------------------------------------------------
                                                                                      Class A
                                                            ------------------------------------------------------------
                                                                              Year Ended December 31,
                                                            ============================================================
                                                              2002       2001 (a)       2000         1999         1998
                                                            ========     ========     ========     ========     ========
NET ASSET VALUE, BEGINNING OF PERIOD ....................   $   7.51     $   7.91     $   9.14     $   9.94     $  10.33
                                                            --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)(c) ............................        .54          .63          .74          .91         1.03
Net realized and unrealized loss on investment
   and foreign currency transactions ....................       (.76)        (.38)       (1.18)       (1.16)       (1.41)
                                                            --------     --------     --------     --------     --------
Net increase (decrease) in net asset value from
   operations ...........................................       (.22)         .25         (.44)        (.25)        (.38)
                                                            --------     --------     --------     --------     --------
Less: Dividends
Dividends from net investment income ....................       (.46)        (.65)        (.79)        (.55)        (.01)
                                                            --------     --------     --------     --------     --------
Net asset value, end of period ..........................   $   6.83     $   7.51     $   7.91     $   9.14     $   9.94
                                                            ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (d) ....      (3.03)%       3.04%       (5.15)%      (2.58)%      (3.69)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............   $ 34,765     $ 31,283     $ 22,333     $ 24,567     $ 16,910
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ..........       1.18%         .95%         .95%         .95%         .95%
   Expenses, before waivers and reimbursements ..........       1.45%        1.51%        1.42%        1.40%        1.80%
   Net investment income (b) ............................       7.78%        8.08%        8.68%        9.72%        9.77%
Portfolio turnover rate .................................         83%          95%         175%         198%         295%

--------------------------------------------------------------------------------

See footnote summary on page 20.

HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                    ------------
                                                                      Class B
                                                                    ------------
                                                                      July 22,
                                                                     2002(e) to
                                                                    December 31,
                                                                        2002
                                                                    ============
Net asset value, beginning of period ............................     $  6.45
                                                                      -------
Income From Investment Operations
Net investment income (b)(c) ....................................         .15
Net realized and unrealized gain on investment transactions .....         .24
                                                                      -------
Net increase in net asset value from operations .................         .39
                                                                      -------
Net asset value, end of period ..................................     $  6.84
                                                                      =======
Total Return
Total investment return based on net asset value (d) ............        6.05%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .......................     $   366
Ratio to average net assets of:
   EXPENSES, NET OF WAIVERS AND REIMBURSEMENTS (F) ..............        1.42%
   Expenses, before waivers and reimbursements (f) ..............        1.63%
   Net investment income (b)(f) .................................        8.39%
Portfolio turnover rate .........................................          83%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2002, the effect of this change was to decrease net investment income by less than $.01 per share, decrease net realized and unrealized loss on investments by less than $.01 per share and decrease the ratio of net investment income to average net assets from 8.14% to 8.08%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distributions.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
High Yield Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the High Yield Portfolio ("the Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 3, 2003

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                         PORTFOLIOS
                                                                                           IN FUND             OTHER
NAME, AGE OF DIRECTOR,                              PRINCIPAL                              COMPLEX         DIRECTORSHIPS
       ADDRESS,                                   OCCUPATION(S)                          OVERSEEN BY          HELD BY
 (YEARS OF SERVICE*)                           DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57                 President, Chief Operating Officer and                  114               None
1345 Avenue of the Americas          a Director of Alliance Capital Management
New York, NY 10105                   Corporation ("ACMC"), with which he has
(13)                                 been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                   Formerly an Executive Vice President and                93                None
P.O. Box 4623                        Chief Insurance Officer of The Equitable
Stamford, CT 06903                   Life Assurance Society of the United States;
(11)                                 Chairman and Chief Executive Officer of
                                     Evlico; formerly a Director of Avon, BP
                                     Amoco Corporation (oil and gas), Ecolab
                                     Incorporated (specialty chemicals), Tandem
                                     Financial Group, and Donaldson Lufkin &
                                     Jenrette Securities Corporation.

David H. Dievler, #+, 73             Independent consultant. Until December                  98                None
P.O. Box 167                         1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762                responsible  for mutual fund administration.
(13)                                 Prior to joining ACMC in 1984 he was Chief
                                     Financial Officer of Eberstadt Asset
                                     Management since 1968.  Prior to that he was
                                     a Senior Manager at Price Waterhouse & Co.
                                     Member of American Institute of Certified
                                     Public Accountants since 1953.

John H. Dobkin, #+, 60               Consultant. He was formerly a Senior Advisor            94                None
P.O. Box 12                          from June 1999 - June 2000 and President
Annandale, NY 12504                  of Historic Hudson Valley (December 1989 -
(11)                                 May 1999). Previously, Director of the National
                                     Academy of Design and during 1988-92, he
                                     was Director and Chairman of the Audit
                                     Committee of ACMC.

William H. Foulk, Jr., #+, 70        Investment adviser and an independent                   110               None
Suite 100                            consultant. He was formerly Senior
2 Sound View Drive                   Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                  registered investment adviser, with  which
(13)                                 he had been associated since prior to 1998.
                                     He was formerly Deputy Comptroller of
                                     the State of New York and, prior thereto,
                                     Chief Investment Officer of the New York
                                     Bank for Savings.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

                                                                                         PORTFOLIOS
                                                                                           IN FUND             OTHER
NAME, AGE OF DIRECTOR,                              PRINCIPAL                              COMPLEX         DIRECTORSHIPS
       ADDRESS,                                   OCCUPATION(S)                          OVERSEEN BY          HELD BY
 (YEARS OF SERVICE*)                           DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63           Senior Counsel of the law firm of Cahill                93          Placer Dome Inc.
15 St. Bernard's Road                Gordon & Reindel since February 2001
Gladstone, NJ 07934                  and a partner of that firm for more than
(11)                                 twenty-five years prior thereto. He is
                                     President and Chief Executive Officer of
                                     Wenonah Development Company
                                     (investments) and a Director of Placer
                                     Dome Inc. (mining).

Donald J. Robinson, #+, 68           Senior Counsel to the law firm of Orrick,               92                None
98 Hell's Peak Road                  Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                     Formerly a senior partner and a member of
(7)                                  the Executive Committee of that firm.
                                     He was also a member and Chairman of
                                     the Municipal Securities Rulemaking
                                     Board and Trustee of the Museum of the
                                     City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
      AND AGE                        WITH FUND                        DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------
John D. Carifa, 57             Chairman & President         See biography above.

Kathleen A. Corbet, 43         Senior Vice President        Executive Vice President of ACMC, with which she
                                                            has been associated since prior to 1998.

George D. Caffrey, 49          Vice President               Vice President of ACMC and a Portfolio Manager
                                                            since January 2000. Prior thereto, he headed the
                                                            High Yield Bond Group at AIG Global Investment
                                                            Corp. since prior to 1998.

Michael A. Snyder, 40          Vice President               Senior Vice President of ACMC since May, 2001.
                                                            Prior thereto he was a Managing Director in the
                                                            high yield asset management group at Donaldson,
                                                            Lufkin & Jenrette Corporation since 1998.

Edmund P. Bergan, Jr., 52      Secretary                    Senior Vice President and the General Counsel of
                                                            Alliance Fund Distributors, Inc. ("AFD") and
                                                            Alliance Global Investor Services Inc. ("AGIS"),
                                                            with which he has been associated since prior to
                                                            1998.

Mark D. Gersten, 52            Treasurer and Chief          Senior Vice President of AGIS and Vice President
                                                            of AFD, with which he has been Financial Officer
                                                            associated since prior to 1998.

Thomas R. Manley, 51           Controller                   Vice President of ACMC, with which he has been
                                                            associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.